                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): October 16, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

             (Exact Name of Registrant as Specified in its Charter)


          Connecticut                        001-31266                     No. 06-1008174

(State or Other Jurisdiction of          (Commission File        (IRS Employer Identification No.)
         Incorporation)                       Number)



  One Tower Square, Hartford, Connecticut                            06183

(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (860) 277-0111


                                 Not Applicable

         (Former name or former address, if changed since last report.)

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 16, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing the results of the Company's operations for the quarter ended September 30, 2003 and the availability of the Company's third quarter financial supplement on the Company's web site. The press release and financial supplement are furnished as Exhibits 99.1 and 99.2, respectively, to this Report.

As provided in General Instruction B.6 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRAVELERS PROPERTY CASUALTY CORP.


Date: October 16, 2003             By /s/ Paul H. Eddy
                                   -------------------------------
                                   Name: Paul H. Eddy
                                   Title:  Deputy General Counsel
                                           And Assistant Secretary

                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------
99.1           Press Release dated October 16, 2003, reporting results of operations.

99.2           Third Quarter 2003 Financial Supplement